                                                                   EXHIBIT 99.02

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                      FISHER SCIENTIFIC INTERNATIONAL INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Fisher Scientific International Inc. (the "Company") made pursuant to the Prospectus, dated March 10, 2004 (the "Prospectus"), if certificates for the outstanding 8% Senior Subordinated Notes due 2013 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach J.P. Morgan Trust Company, National Association, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Any Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date. Where the Expiration Date has been extended, tenders pursuant to the Exchange Offer as of the previously scheduled Expiration Date may not be withdrawn after the date of the previously scheduled Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

                                  DELIVERY TO:

        J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, EXCHANGE AGENT

             By Hand Before 4:30 p.m.:                       By Registered or Certified Mail:
                                                               Institutional Trust Services
           Institutional Trust Services                                P.O. Box 2320
               4 NY Plaza, 1st Floor                             Dallas, Texas 75221-2320
                 Cics Unit Window                               Attention: Reorg Department
             New York, New York 10004

                             By Overnight Courier:
                          Institutional Trust Services
                          2001 Bryan Street, 9th Floor
                              Dallas, Texas 75201
                          Attention: Reorg Department

                             For Information Call:
                                 (800) 275-2048

                                                By Facsimile Transmission
                                              (for Eligible Institutions only):
                                                      (214) 468-6494
                             Confirm by Telephone:
                                 (800) 275-2048

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
                        TRANSMISSION OF THIS INSTRUMENT
    VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID
                                   DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

     This Notice of Guaranteed Delivery must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Principal Amount of Original Notes Tendered:*

$
--------------------------------------------------------------------------------
  CERTIFICATE NOS. (IF AVAILABLE):

If Original Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number. Total Principal Amount Represented by Original Notes Certificate(s):

$
--------------------------------------------------------------------------------
Account Number
--------------------------------------------------------------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE
Principal Amount at Maturity of Original Notes
Tendered:* -------------------------------------------
--------------------------------------------------------------------------------
Certificate Nos. (if available):

If Original Notes will be delivered by book-entry transfer to the Depository Trust Company, provide account number.

Total Principal Amount at Maturity Represented by Original Notes Certificate(s):

$ ------------------------------------------------------------------------------
Account Number -----------------------------------------------------------------
* Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.
                                PLEASE SIGN HERE
X ------------------------------------------------------------------------------
X ------------------------------------------------------------------------------
SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY
Date ---------------------------------------------------------------------------
Area Code and Telephone Number:
---------------------------------------------------------------
Please Print Name(s) and Address(es)
Name(s): -----------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Capacity: ----------------------------------------------------------------------
--------------------------------------------------------------------------------
Address(es): -------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

X
                   --------------------------------------                --------------------------------------
X
                   --------------------------------------                --------------------------------------
         SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY                                                  DATE
     Area Code and Telephone Number: -------------------------------------------------

Please Print Name(s) and Address(es)
Name(s):
--------------------------------------------------------------------------------
Capacity:
--------------------------------------------------------------------------------
Address(es):
--------------------------------------------------------------------------------

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:
  -----------------------------------------
                                                   -----------------------------------------------
                                                   AUTHORIZED SIGNATURE
Address:                                           Title:
-----------------------------------------------    -----------------------------------------------
                                                   Name:
-----------------------------------------------    -----------------------------------------------
ZIP CODE                                           (PLEASE TYPE OR PRINT)
Area Code and                                      Dated:
                                                   -----------------------------------------------
Tel. No.:
-----------------------------------------------

NOTE: DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered or certified mail properly insured, with return receipt requested, is recommended. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal.

     2. SIGNATURES OF THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Original Notes referred to herein, the signature must correspond with the name(s) written on the face of the Original Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Original Notes, the signature must correspond with the name shown on the security position listing as the owner of the Original Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Original Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered Holder(s) appears on the Original Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.